UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 - Report to Stockholders

                           Merrill Lynch
                           Global SmallCap Fund, Inc.

                           Semi-Annual Report
                           December 31, 2005

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                  6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%          + 4.91%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88           + 4.55
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +14.88           +13.54
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08           + 2.43
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60           + 3.51
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48           + 2.26
-----------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                   Sincerely,


                                                   /s/ Robert C. Doll, Jr.

                                                   Robert C. Doll, Jr.
                                                   President and Director


2       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

We are pleased to present to you the management team of

Merrill Lynch Global SmallCap Fund, Inc.

[PHOTO OMITTED]

Murali Balaraman and John Coyle are Co-Portfolio Managers of Merrill Lynch Global SmallCap Fund. Mr. Balaraman originally joined Merrill Lynch Investment Managers in 1994, left the firm in 1997, and rejoined the firm in 1998. He earned an undergraduate degree from Delhi University, an MBA from the Indian Institute of Management and is a CFA(R) charterholder. Mr. Coyle originally joined Merrill Lynch Investment Managers in 1998, left the firm in 2001, and rejoined the firm in 2004. He earned an undergraduate degree from LaSalle College, an MBA from Pace University and is a CFA charterholder. The team also includes analysts Edwin Davison, Lisa Walker and Ben Falcone.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ............................................      2
A Discussion With Your Fund's Portfolio Manager ........................      4
Performance Data .......................................................      6
Disclosure of Expenses .................................................      8
Portfolio Information ..................................................      9
Schedule of Investments ................................................     10
Financial Statements ...................................................     16
Financial Highlights ...................................................     19
Notes to Financial Statements ..........................................     24
Disclosure of Investment Advisory Agreement ............................     29
Officers & Directors ...................................................     31

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the CFA Institute


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005      3

A Discussion With Your Fund's Portfolio Managers

      We continue to find opportunities in small cap stocks around the globe while maintaining our emphasis on companies that exhibit strong growth characteristics at reasonable valuations.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +12.40%, +11.99%, +12.00%, +12.59% and +12.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +14.04%, the broader MSCI World Index returned +10.25% and the Lipper Global Small/Mid-Cap Core Funds category posted an average return of +11.30%. (Funds in this Lipper category invest at least 75% of their equity assets in companies inside and outside the United States with market capitalizations, on a three-year weighted basis, less than 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.)

Global small cap stocks performed quite well over the past six months, both on an absolute basis and relative to the U.S. market alone. The MSCI World Small Cap Index's six-month return of +14.04% eclipsed the +5.88% return of the Russell 2000 Index, a measure of small cap U.S. stock performance. In terms of the broader market, international equities continued to outperform their U.S. counterparts. The MSCI World (ex U.S.) Index's six-month return of +15.29% more than doubled the +5.77% return of the S&P 500 Index. Many international markets have garnered support from healthy economic growth and attractive relative valuations, particularly compared to the United States.

What factors most influenced Fund performance?

The Fund outperformed the average return of its Lipper peers but slightly lagged its small cap benchmark for the period.

From a sector perspective, we saw positive attribution from our stock picks in the consumer discretionary sector, led by Yamada Denki Co., Ltd., an electronics retailer in Japan and longtime portfolio holding; Pantaloon Retail India Ltd., India's largest retailer; and Kangwon Land, Inc., a South Korean casino with a monopoly position. Stock selection was also strong in materials, with some of the greatest returns coming from Boliden AB, a Sweden-based metals producer; Kinross Gold Corp., a Canadian gold producer; and Cleveland-Cliffs, Inc., a U.S. iron ore maker.

Conversely, our positions in healthcare, information technology and industrials detracted from relative results. We also were heavily overweight in healthcare, a sector that lagged the broader market during the period. Within healthcare, Affymetrix, Inc., a U.S. company developing DNA chip technology, suffered from lower-than-expected results in the second half. The stock has been a long-term holding for the Fund and a relative outperformer, but we took this opportunity to exit our position. Also hurting performance in health care were positions in LifePoint Hospitals, Inc., a rural hospital that was unable to achieve the merger synergies that we anticipated, and Encysive Pharmaceuticals, Inc., which was hurt by concerns regarding potential new competition following a favorable clinical trial at a key competitor.

In the information technology sector, we had significant exposure to several software holdings that did not perform well during the period, including Cognos, Inc., a Canadian business intelligence software vendor. Nevertheless, we have maintained our position in this stock and several other software names, as we believe their longer-term investment potential continues to be attractive. In industrials, Vestas Wind Systems A/S, one of our largest positions, had a difficult fourth quarter. Vestas is a maker of wind turbines and, given the high energy prices, we believe the outlook for this alternative energy producer is compelling. Similarly, Wabash National Corp., a maker of trailers for the trucking industry, disappointed in the third quarter of 2005. This was a new addition to the portfolio in 2005 and remains one of our larger positions, as we expect an upgrade cycle to positively impact results through 2007.

From a geographic perspective, our underweight position in Japan detracted from relative performance as that country's market rallied significantly in the second half of 2005. We had maintained a below-market exposure in Japanese stocks for some time, but are looking to increase our position as Japan begins to emerge from what arguably could be characterized as a 13-year bear market. Offsetting this was positive attribution in India, where Pantaloon was a big winner, and Canada, particularly our materials stocks.


4       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

What changes were made to the portfolio during the period?

We reduced our exposure to energy-related stocks, predominately due to overheated prices in this sector but also in an effort to lock in gains in stocks that had outperformed. In all, we trimmed our exposure from a significant overweight versus the benchmark to a more moderate overweight. We also reduced our position in health care, where favorable valuations and good growth at reasonable prices had led us to a large overweighting. Our reduction efforts involved both profit-taking among some of our winners and eliminating some of the poor performers in this sector. Among the stocks liquidated were Affymetrix, Inc. and LifePoint Hospitals, Inc.

We redeployed the proceeds from our energy and healthcare sales into materials and information technology stocks. The materials sector turned downward in the first half of 2005 as investors became concerned that China was building excess capacity in a number of industries. This caused the stocks to be oversold, in our opinion, and created attractive buying opportunities. Additions to the portfolio in the past six months included Packaging Corp. of America, a U.S. paper company, which should benefit from declining industry capacity. We also bought Chemtura Corp., a U.S. specialty chemicals firm formed through the merger of Crompton & Knowles and Great Lakes.

Our decision to increase our exposure in the information technology sector was prompted by increasingly attractive valuations combined with improving business conditions, which in turn should lead to a pick-up in business capital spending on technology. A key area of our focus is on software. As corporations continue in their efforts to become more efficient, we expect they will invest in software to increase their productivity. WebMethods, Inc., which helps corporations integrate disparate systems, is an example of a company providing this type of solution.

From a geographic perspective, we increased exposure to Japan and continue to search for opportunities there. We reduced the portfolio's position in U.S. equities, primarily because we are finding more interesting, reasonably priced stocks in Europe and non-Japan Asia.

How would you characterize the Fund's position at the close of the period?

The Fund ended the period most underweight in the consumer discretionary, financials and industrials sectors and most overweight in the materials and healthcare sectors. Our country exposure at period-end included underweightings in the United States and Japan, and overweightings in non-Japan Asia and Europe.

In the United States, we believe that consumer spending will likely be constrained by higher energy costs and slowing real estate price appreciation, which will likely curtail mortgage equity withdrawals, a strong tailwind for consumer spending in recent years. As a result, we remain underweight in the consumer and financial sectors. In addition to the negative ramifications that a slowing real estate market would have on loan growth, we expect that the financial sector will face additional headwinds as the flattening yield curve depresses margins. Banks make money on their loans by borrowing at low interest rates and lending at higher rates. Within the context of a flat yield curve, there is little spread between the two and, therefore, limited opportunity to grow profits.

In Asia, growth continues to be reasonably robust. All the economic indicators suggest that a recovery is well under way in Japan. We are looking to add to our positions there, but will proceed with caution in the near-term after the strong price appreciation experienced in the past six months. We have partially offset this underweight stance with a variety of holdings in non-Japan Asia, where valuations appear much more attractive.

In Europe, while economic growth generally trails that of the U.S. and most Asian markets, we have been able to find high-quality companies at reasonable prices, thereby supporting our overweight stance in the region.

While cognizant of the multi-year strength of small cap stocks in the past several years, we remain constructive on the prospects for global small cap investing in the year ahead. Our primary emphasis continues to be on companies that exhibit strong growth characteristics at reasonable valuations.

Murali Balaraman, CFA
Vice President and Portfolio Manager

John Coyle, CFA
Vice President and Portfolio Manager

January 19, 2006


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005      5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares made within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month         10-Year
As of December 31, 2005                             Total Return     Total Return     Total Return
==================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*          +12.40%          +12.59%         +256.67%
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*          +11.99           +11.74          +234.70
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*          +12.00           +11.75          +229.44
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*          +12.59           +12.92          +265.76
--------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*          +12.29           +12.33          +250.16
--------------------------------------------------------------------------------------------------
MSCI World Index**                                     +10.25           + 9.49          + 97.38
--------------------------------------------------------------------------------------------------
MSCI World Small Cap Index***                          +14.04           +15.71               --
--------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore 10-year total returns relative to the Fund are not available.


6       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/05                               +12.59%        + 6.68%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             + 7.22         + 6.07
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +13.56         +12.95
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/05                               +11.74%          + 7.74%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             + 6.39           + 6.07
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +12.84           +12.84
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/05                               +11.75%          +10.75%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             + 6.38           + 6.38
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +12.66           +12.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                           Return
================================================================================
One Year Ended 12/31/05                                                  +12.92%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                + 7.49
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                                 +13.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 12/31/05                                                  +12.33%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                + 7.09
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                                 +13.35
--------------------------------------------------------------------------------


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005      7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                      Beginning              Ending          During the Period*
                                                    Account Value         Account Value       July 1, 2005 to
                                                    July 1, 2005        December 31, 2005    December 31, 2005
===============================================================================================================
Actual
===============================================================================================================
Class A                                                 $1,000              $1,124.00             $ 7.93
---------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000              $1,119.90             $12.06
---------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000              $1,120.00             $12.12
---------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000              $1,125.90             $ 6.61
---------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000              $1,122.90             $ 9.31
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                 $1,000              $1,017.63             $ 7.54
---------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000              $1,013.72             $11.46
---------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000              $1,013.67             $11.51
---------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000              $1,018.88             $ 6.28
---------------------------------------------------------------------------------------------------------------
Class R                                                 $1,000              $1,016.33             $ 8.85
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.49% for Class A, 2.27% for Class B, 2.28% for Class C, 1.24% for Class I and 1.75% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Portfolio Information

As of December 31, 2005

                                                     Country of       Percent of
Ten Largest Equity Holdings                           Origin          Net Assets
================================================================================
Koninklijke Wessanen NV CVA ...................    Netherlands           1.4%
Rhodia SA .....................................    France                1.3
Vestas Wind Systems A/S .......................    Denmark               1.3
Wabash National Corp. .........................    United States         1.3
ITO EN, Ltd. ..................................    Japan                 1.3
Integrated Device Technology, Inc. ............    United States         1.2
Cognos, Inc. ..................................    Canada                1.2
AirAsia BHD ...................................    Malaysia              1.2
Boliden AB ....................................    Sweden                1.2
UAP Holding Corp. .............................    United States         1.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
================================================================================
Insurance ............................................................   9.1%
Specialty Retail .....................................................   5.1
Software .............................................................   4.6
Metals & Mining ......................................................   4.6
Health Care Equipment & Supplies .....................................   4.0
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industries sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
                                                                        Total
Geographic Allocation                                                Investments
================================================================================
United States ..................................................        29.1%
Japan ..........................................................        10.4
Canada .........................................................         5.0
United Kingdom .................................................         4.8
Australia ......................................................         4.3
Netherlands ....................................................         3.2
France .........................................................         3.2
Denmark ........................................................         2.6
India ..........................................................         2.2
Italy ..........................................................         2.0
South Korea ....................................................         1.9
Finland ........................................................         1.8
Ireland ........................................................         1.6
Switzerland ....................................................         1.6
Germany ........................................................         1.5
South Africa ...................................................         1.5
Brazil .........................................................         1.4
Hong Kong ......................................................         1.2
Malaysia .......................................................         1.1
Sweden .........................................................         1.1
Norway .........................................................         1.0
Israel .........................................................         1.0
Greece .........................................................         0.9
Bermuda ........................................................         0.8
China ..........................................................         0.8
Turkey .........................................................         0.7
Philippines ....................................................         0.6
Cayman Islands .................................................         0.5
Mexico .........................................................         0.5
Spain ..........................................................         0.5
Thailand .......................................................         0.5
Taiwan .........................................................         0.3
Panama .........................................................         0.2
Indonesia ......................................................         0.2
Other* .........................................................        10.0
--------------------------------------------------------------------------------
*     Represents portfolio holdings in short-term investments.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005      9

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held            Value
===================================================================================
Africa
-----------------------------------------------------------------------------------
South Africa--1.5%
            Food & Staples Retailing--0.5%
            Massmart Holdings Ltd.                     820,450       $    6,681,315
            -----------------------------------------------------------------------
            Health Care Providers &
            Services--1.0%
            Network Healthcare Holdings Ltd.        10,526,500           12,480,769
            -----------------------------------------------------------------------
            Total Common Stocks in
            Africa--1.5%                                                 19,162,084
===================================================================================

===================================================================================
Europe
-----------------------------------------------------------------------------------
Denmark--2.8%
            Electrical Equipment--1.3%
            Vestas Wind Systems A/S (a)                964,066           15,779,492
            -----------------------------------------------------------------------
            Health Care Equipment & Supplies--0.1%
            GN Store Nord                              132,200            1,724,771
            -----------------------------------------------------------------------
            Insurance--1.4%
            Topdanmark A/S (a)                          79,265            6,856,693
            TrygVesta AS (a)                           192,300            9,685,781
                                                                     --------------
                                                                         16,542,474
            -----------------------------------------------------------------------
            Total Common Stocks in Denmark                               34,046,737
===================================================================================
Finland--2.0%
            Construction & Engineering--1.0%
            YIT-Yhtyma Oyj                             296,700           12,644,520
            -----------------------------------------------------------------------
            Insurance--0.4%
            Pohjola Group Plc Class D                  281,000            4,424,910
            -----------------------------------------------------------------------
            Multiline Retail--0.6%
            Stockmann AB 'B'                           190,195            7,297,935
            -----------------------------------------------------------------------
            Total Common Stocks in Finland                               24,367,365
===================================================================================
France--3.4%
            Chemicals--1.3%
            Rhodia SA (a)(e)                         7,590,225           16,205,038
            -----------------------------------------------------------------------
            Commercial Services & Supplies--0.5%
            Eurofins Scientific (a)                    138,300            6,150,074
            -----------------------------------------------------------------------
            Insurance--1.0%
            SCOR                                     5,754,300           12,353,235
            -----------------------------------------------------------------------
            Leisure Equipment & Products--0.6%
            Trigano SA                                 162,732            7,221,187
            -----------------------------------------------------------------------
            Total Common Stocks in France                                41,929,534
===================================================================================
Germany--1.6%
            Commercial Services & Supplies--0.1%
            CTS Eventim AG (a)                          64,500            1,568,031
            -----------------------------------------------------------------------
            Electrical Equipment--1.1%
            SGL Carbon AG (a)                          788,500           12,974,563
            -----------------------------------------------------------------------
            Pharmaceuticals--0.4%
            Paion AG (a)                               594,200            5,530,017
            -----------------------------------------------------------------------
            Total Common Stocks in Germany                               20,072,611
===================================================================================
Greece--1.0%
            Construction Materials--1.0%
            Titan Cement Co. SA                        293,600           11,947,911
            -----------------------------------------------------------------------
            Total Common Stocks in Greece                                11,947,911
===================================================================================
Ireland--1.7%
            Airlines--1.0%
            Ryanair Holdings Plc (a)(d)(e)             226,431           12,677,872
            -----------------------------------------------------------------------
            Food Products--0.7%
            Greencore Group Plc                      2,126,450            8,490,449
            -----------------------------------------------------------------------
            Total Common Stocks in Ireland                               21,168,321
===================================================================================
Italy--2.1%
            Building Products--0.7%
            Permasteelisa SpA                          574,200            8,563,083
            -----------------------------------------------------------------------
            Insurance--0.5%
            Milano Assicurazioni SpA                   939,600            6,400,469
            -----------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.9%
            Valentino Fashion Group SpA (a)            439,750           10,768,371
            -----------------------------------------------------------------------
            Total Common Stocks in Italy                                 25,731,923
===================================================================================
Netherlands--3.4%
            Commercial Services & Supplies--1.0%
            Tele Atlas NV (a)(e)                       460,172           12,272,628
            -----------------------------------------------------------------------
            Food Products--1.4%
            Koninklijke Wessanen NV CVA              1,137,400           17,186,173
            -----------------------------------------------------------------------
            Health Care Providers &
            Services--0.5%
            LMA International NV (a)                14,315,900            6,414,088
            -----------------------------------------------------------------------
            Media--0.5%
            Endemol NV (a)                             516,500            6,086,290
            -----------------------------------------------------------------------
            Total Common Stocks
            in the Netherlands                                           41,959,179
===================================================================================
Norway--1.1%
            Energy Equipment & Services--1.1%
            ProSafe ASA                                168,500            7,129,444
            Stolt Offshore SA (a)                      540,300            6,263,770
            -----------------------------------------------------------------------
            Total Common Stocks in Norway                                13,393,214
===================================================================================
Spain--0.5%
            Construction & Engineering--0.5%
            Grupo Ferrovial SA                          92,000            6,348,345
            -----------------------------------------------------------------------
            Total Common Stocks in Spain                                  6,348,345
===================================================================================
Sweden--1.2%
            Metals & Mining--1.2%
            Boliden AB (a)                           1,781,500           14,549,984
            -----------------------------------------------------------------------
            Total Common Stocks in Sweden                                14,549,984
===================================================================================


10      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held            Value
===================================================================================
Europe (concluded)
-----------------------------------------------------------------------------------
Switzerland--1.7%
            Insurance--0.8%
            Swiss Life Holding                          51,558       $    9,298,787
            -----------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.5%
            Micronas Semiconductor Holding AG
              Registered Shares (a)                    175,795            5,802,255
            -----------------------------------------------------------------------
            Specialty Retail--0.4%
            Dufry Group (a)                             85,600            5,390,796
            -----------------------------------------------------------------------
            Total Common Stocks
            in Switzerland                                               20,491,838
===================================================================================
Turkey--0.7%
            Beverages--0.7%
            Anadolu Efes Biracilik Ve Malt
              Sanayii AS                               326,682            9,124,858
            -----------------------------------------------------------------------
            Total Common Stocks in Turkey                                 9,124,858
===================================================================================
United Kingdom--5.2%
            Construction & Engineering--0.6%
            Amec Plc                                 1,240,300            7,314,044
            -----------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders--0.7%
            International Power Plc                  2,079,222            8,548,904
            -----------------------------------------------------------------------
            Insurance--1.8%
            Amlin Plc                                2,445,500           10,432,734
            Amlin Plc--New Shares (a)                  734,392            2,962,783
            Brit Insurance Holdings Plc              4,040,961            6,174,172
            Wellington Underwriting Plc              1,456,724            2,425,790
                                                                     --------------
                                                                         21,995,479
            -----------------------------------------------------------------------
            Machinery--0.6%
            Enodis Plc                               2,955,007            6,569,501
            -----------------------------------------------------------------------
            Software--0.6%
            Surfcontrol Plc (a)                        853,250            7,682,912
            -----------------------------------------------------------------------
            Specialty Retail--0.9%
            Game Group Plc                           5,965,891            7,322,939
            HMV Group Plc                            1,327,000            4,117,687
                                                                     --------------
                                                                         11,440,626
            -----------------------------------------------------------------------
            Total Common Stocks in the
            United Kingdom                                               63,551,466
            -----------------------------------------------------------------------
            Total Common Stocks
            in Europe--28.4%                                            348,683,286
===================================================================================

===================================================================================
Latin America
-----------------------------------------------------------------------------------
Brazil--1.6%
            Construction & Engineering--0.7%
            Obrascon Huarte Lain Brasil SA (a)         760,600            8,275,250
            -----------------------------------------------------------------------
            Transportation Infrastructure--0.9%
            Cia de Concessoes Rodoviarias              339,700           10,763,348
            -----------------------------------------------------------------------
            Total Common Stocks in Brazil                                19,038,598
===================================================================================
Mexico--0.5%
            Beverages--0.5%
            Embotelladoras Arca, SA de C.V.          2,741,200            6,699,901
            -----------------------------------------------------------------------
            Total Common Stocks in Mexico                                 6,699,901
===================================================================================
Panama--0.2%
            Airlines--0.2%
            Copa Holdings SA Class A (a)                92,700            2,530,710
            -----------------------------------------------------------------------
            Total Common Stocks in Panama                                 2,530,710
            -----------------------------------------------------------------------
            Total Common Stocks in
            Latin America--2.3%                                          28,269,209
===================================================================================

===================================================================================
Middle East
-----------------------------------------------------------------------------------
Israel--1.1%
            Chemicals--0.9%
            Frutarom                                 1,466,100           11,241,560
            -----------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.2%
            PowerDsine Ltd. (a)                        270,100            1,855,587
            -----------------------------------------------------------------------
            Total Common Stocks in the
            Middle East--1.1%                                            13,097,147
===================================================================================

===================================================================================
North America
-----------------------------------------------------------------------------------
Bermuda--0.9%
            Insurance--0.9%
            Everest Re Group Ltd.                       64,600            6,482,610
            RenaissanceRe Holdings Ltd.                104,500            4,609,495
            -----------------------------------------------------------------------
            Total Common Stocks in Bermuda                               11,092,105
===================================================================================
Canada--5.3%
            Biotechnology--0.5%
            Diagnocure, Inc. (a)                     1,675,400            6,181,547
            -----------------------------------------------------------------------


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     11

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held            Value
===================================================================================
North America (continued)
-----------------------------------------------------------------------------------
Canada (concluded)
            Insurance--0.8%
            Northbridge Financial Corp.                328,400       $    9,839,490
            -----------------------------------------------------------------------
            Metals & Mining--1.1%
            Kinross Gold Corp. (a)                   1,388,100           12,798,282
            -----------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.6%
            Cameco Corp.                               114,000            7,201,181
            -----------------------------------------------------------------------
            Paper & Forest Products--0.7%
            Abitibi-Consolidated, Inc.               2,288,600            9,129,715
            -----------------------------------------------------------------------
            Real Estate--0.4%
            TGS North American Real Estate
            Investment Trust                           800,300            5,432,846
            -----------------------------------------------------------------------
            Software--1.2%
            Cognos, Inc. (a)                           431,225           14,967,820
            -----------------------------------------------------------------------
            Total Common Stocks in Canada                                65,550,881
===================================================================================
Cayman Islands--0.6%
            Electronic Equipment &
            Instruments--0.6%
            Kingboard Chemical Holdings Ltd.         2,477,900            6,711,236
            -----------------------------------------------------------------------
            Total Common Stocks in the
            Cayman Islands                                                6,711,236
===================================================================================
United States--31.2%
            Biotechnology--2.2%
            Affymetrix, Inc. (a)(e)                    121,600            5,806,400
            Alexion Pharmaceuticals, Inc. (a)          272,800            5,524,200
            BioMarin Pharmaceuticals, Inc. (a)         927,500            9,998,450
            Encysive Pharmaceuticals, Inc. (a)         683,400            5,392,026
                                                                     --------------
                                                                         26,721,076
            -----------------------------------------------------------------------
            Capital Markets--0.6%
            Affiliated Managers Group (a)               90,000            7,222,500
            -----------------------------------------------------------------------
            Chemicals--0.7%
            Chemtura Corp.                             661,900            8,406,130
            -----------------------------------------------------------------------
            Communications Equipment--1.0%
            Foundry Networks, Inc. (a)                 903,100           12,471,811
            -----------------------------------------------------------------------
            Computers & Peripherals--0.8%
            Stratasys, Inc. (a)                        408,451           10,215,359
            -----------------------------------------------------------------------
            Containers & Packaging--0.6%
            Packaging Corp. of America                 313,400            7,192,530
            -----------------------------------------------------------------------
            Distributors--1.1%
            Interline Brands Inc. (a)                  592,400           13,477,100
            -----------------------------------------------------------------------
            Diversified Consumer Services--0.7%
            Educate, Inc. (a)                          704,800            8,316,640
            -----------------------------------------------------------------------
            Electronic Equipment &
            Instruments--0.8%
            Faro Technologies, Inc. (a)(e)             452,135            9,042,700
            -----------------------------------------------------------------------
            Energy Equipment & Services--2.3%
            Grey Wolf, Inc. (a)                      1,480,700           11,445,811
            Key Energy Services, Inc. (a)              438,350            5,904,574
            Newpark Resources, Inc. (a)                374,700            2,858,961
            Rowan Cos., Inc. (e)                       223,200            7,954,848
                                                                     --------------
                                                                         28,164,194
            -----------------------------------------------------------------------
            Health Care Equipment &
            Supplies--2.0%
            Cytyc Corp. (a)                            400,900           11,317,407
            Millipore Corp. (a)                        186,600           12,323,064
            OccuLogix, Inc. (a)(e)                     186,000            1,339,200
                                                                     --------------
                                                                         24,979,671
            -----------------------------------------------------------------------
            Health Care Providers &
            Services--1.9%
            CryoLife, Inc. (a)                          81,600              272,544
            Lifeline Systems, Inc. (a)                 180,450            6,597,252
            LifePoint Hospitals, Inc. (a)              178,475            6,692,812
            Pharmaceutical Product
              Development, Inc.                        159,600            9,887,220
                                                                     --------------
                                                                         23,449,828
            -----------------------------------------------------------------------
            Hotels, Restaurants & Leisure--1.5%
            The Cheesecake Factory, Inc. (a)(e)        180,625            6,753,569
            Red Robin Gourmet Burgers, Inc. (a)        227,851           11,611,287
                                                                     --------------
                                                                         18,364,856
            -----------------------------------------------------------------------
            IT Services--0.3%
            Sapient Corp. (a)                          640,200            3,642,738
            -----------------------------------------------------------------------
            Internet Software & Services--1.7%
            Aladdin Knowledge Systems Ltd. (a)         406,500            6,999,930
            SupportSoft, Inc. (a)                    1,983,100            8,368,682
            webMethods, Inc. (a)                       759,150            5,853,046
                                                                     --------------
                                                                         21,221,658
            -----------------------------------------------------------------------
            Leisure Equipment &
            Products--0.5%
            Marvel Entertainment, Inc. (a)(e)          339,600            5,562,648
            -----------------------------------------------------------------------
            Machinery--1.3%
            Wabash National Corp. (e)                  822,300           15,664,815
            -----------------------------------------------------------------------
            Metals & Mining--0.9%
            Cleveland-Cliffs, Inc. (e)                 130,700           11,576,099
            -----------------------------------------------------------------------


12      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held            Value
===================================================================================
North America (concluded)
-----------------------------------------------------------------------------------
United States (concluded)
            Oil, Gas & Consumable
            Fuels--2.0%
            Arch Coal, Inc. (e)                        167,150       $   13,288,425
            Brigham Exploration Co. (a)                581,400            6,895,404
            International Coal Group, Inc. (a)         505,700            4,804,150
                                                                     --------------
                                                                         24,987,979
            -----------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--2.2%
            Entegris, Inc. (a)(e)                      789,500            7,437,090
            Integrated Device Technology, Inc. (a)   1,136,950           14,985,001
            Monolithic System Technology, Inc. (a)     821,500            4,518,250
                                                                     --------------
                                                                         26,940,341
            -----------------------------------------------------------------------
            Software--2.2%
            Informatica Corp. (a)                      338,800            4,065,600
            Motive, Inc. (a)                           289,400              894,246
            NAVTEQ Corp. (a)(e)                         53,125            2,330,594
            Sybase, Inc. (a)                           250,925            5,485,220
            Take-Two Interactive Software,
              Inc. (a)(e)                              396,925            7,025,572
            Wind River Systems, Inc. (a)               459,300            6,783,861
                                                                     --------------
                                                                         26,585,093
            -----------------------------------------------------------------------
            Specialty Retail--1.9%
            Abercrombie & Fitch Co. Class A             98,975            6,451,190
            AnnTaylor Stores Corp. (a)(e)              234,900            8,108,748
            Build-A-Bear Workshop, Inc. (a)(e)          92,700            2,747,628
            West Marine, Inc. (a)                      444,450            6,213,411
                                                                     --------------
                                                                         23,520,977
            -----------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.8%
            Polo Ralph Lauren Corp.                    182,450           10,242,743
            -----------------------------------------------------------------------
            Trading Companies &
            Distributors--1.2%
            UAP Holding Corp.                          708,300           14,463,486
            -----------------------------------------------------------------------
            Total Common Stocks
            in the United States                                        382,432,972
            -----------------------------------------------------------------------
            Total Common Stocks
            in North America--38.0%                                     465,787,194
===================================================================================

===================================================================================
Pacific Basin
-----------------------------------------------------------------------------------
Australia--4.6%
            Airlines--1.1%
            Qantas Airways Ltd.                      4,439,700           13,157,272
            -----------------------------------------------------------------------
            Beverages--0.7%
            Lion Nathan Ltd.                         1,528,300            8,565,108
            -----------------------------------------------------------------------
            Health Care Equipment &
            Supplies--1.4%
            Ansell Ltd.                                460,409            3,731,960
            Cochlear Ltd.                              422,300           14,166,193
                                                                     --------------
                                                                         17,898,153
            -----------------------------------------------------------------------
            Insurance--0.5%
            Promina Group Ltd.                       1,802,877            6,400,919
            -----------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.4%
            Tap Oil Ltd. (a)(e)                      2,315,700            4,348,637
            -----------------------------------------------------------------------
            Real Estate--0.5%
            CFS Gandel Retail Trust                  4,001,595            5,870,755
            -----------------------------------------------------------------------
            Total Common Stocks in Australia                             56,240,844
===================================================================================
China--0.8%
            Oil, Gas & Consumable Fuels--0.3%
            Suntech Power Holdings Co. Ltd. (a)(d)     139,000            3,787,750
            -----------------------------------------------------------------------
            Transportation Infrastructure--0.5%
            Shenzhen Expressway Co. Ltd.            19,328,600            6,356,821
            -----------------------------------------------------------------------
            Total Common Stocks in China                                 10,144,571
===================================================================================
Hong Kong--1.3%
            Diversified Financial
            Services--0.6%
            Hong Kong Exchanges and
              Clearing Ltd.                          1,821,500            7,552,827
            -----------------------------------------------------------------------
            Media--0.7%
            Clear Media Ltd. (a)                    10,673,500            8,672,550
            -----------------------------------------------------------------------
            Total Common Stocks in Hong Kong                             16,225,377
===================================================================================
India--2.2%
            IT Services--0.6%
            Satyam Computer Services Ltd.              482,809            7,914,163
            -----------------------------------------------------------------------
            Metals & Mining--0.6%
            Hindalco Industries Ltd.                 2,370,600            7,552,634
            -----------------------------------------------------------------------
            Software--0.1%
            Patni Computer Systems Ltd. (a)(d)          35,600              825,208
            -----------------------------------------------------------------------
            Specialty Retail--0.9%
            Pantaloon Retail India Ltd.                282,951           10,573,730
            -----------------------------------------------------------------------
            Total Common Stocks in India                                 26,865,735
===================================================================================
Indonesia--0.2%
            Media--0.2%
            Surya Citra Media Tbk PT                34,958,700            2,273,737
            -----------------------------------------------------------------------
            Total Common Stocks in Indonesia                              2,273,737
===================================================================================
Japan--11.2%
            Beverages--1.3%
            ITO EN, Ltd.                               256,800           15,360,569
            -----------------------------------------------------------------------
            Capital Markets--0.7%
            Shinko Securities Co., Ltd.              1,579,000            7,946,505
            -----------------------------------------------------------------------
            Chemicals--0.6%
            Nippon Sanso Corp.                       1,047,000            6,990,053
            -----------------------------------------------------------------------
            Commercial Banks--0.7%
            The Bank of Kyoto Ltd.                     686,200            8,284,631
            -----------------------------------------------------------------------
            Consumer Finance--0.9%
            Diamond Lease Co., Ltd.                    136,775            6,246,016
            Lopro Corp. (e)                          1,006,500            5,372,321
                                                                     --------------
                                                                         11,618,337


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     13

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held            Value
===================================================================================
Pacific Basin (continued)
-----------------------------------------------------------------------------------
Japan (concluded)
            Containers & Packaging--0.5%
            Nihon Yamamura Glass Co., Ltd.           1,940,000       $    6,722,528
            -----------------------------------------------------------------------
            Electric Utilities--0.6%
            Okinawa Electric Power Co., Inc. (e)       128,500            7,087,478
            -----------------------------------------------------------------------
            Health Care Equipment &
            Supplies--0.5%
            Fujirebio, Inc.                            305,600            6,654,173
            -----------------------------------------------------------------------
            Insurance--1.0%
            Aioi Insurance Co., Ltd.                 1,733,000           12,039,820
            -----------------------------------------------------------------------
            Internet Software & Services--0.9%
            Jupiter Telecommunications Co., Ltd. (a)    14,105           11,245,281
            -----------------------------------------------------------------------
            Machinery--0.7%
            Komori Corp.                               473,800            8,710,887
            -----------------------------------------------------------------------
            Metals & Mining--0.8%
            Mitsui Mining & Smelting Co., Ltd.       1,500,800            9,422,120
            -----------------------------------------------------------------------
            Real Estate--1.1%
            Tokyu Land Corp.                         1,402,300           14,007,555
            -----------------------------------------------------------------------
            Specialty Retail--0.9%
            Yamada Denki Co., Ltd.                      90,350           11,298,534
            -----------------------------------------------------------------------
            Total Common Stocks in Japan                                137,388,471
===================================================================================
Malaysia--1.2%
            Airlines--1.2%
            AirAsia BHD (a)                         35,105,500           14,768,553
            -----------------------------------------------------------------------
            Total Common Stocks in Malaysia                              14,768,553
===================================================================================
Philippines--0.6%
            Commercial Banks--0.6%
            Bank of the Philippine Islands           7,294,600            7,496,101
            -----------------------------------------------------------------------
            Total Common Stocks
            in the Philippines                                            7,496,101
===================================================================================
South Korea--2.1%
            Electronic Equipment &
            Instruments--0.7%
            Samsung SDI Co., Ltd.                       68,200            7,860,019
            -----------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--0.9%
            Kangwon Land, Inc.                         563,500           11,455,631
            -----------------------------------------------------------------------
            Software--0.5%
            NCSoft Corporation (a)                      79,030            6,004,357
            -----------------------------------------------------------------------
            Total Common Stocks
            in South Korea                                               25,320,007
===================================================================================
Taiwan--0.4%
            Leisure Equipment & Products--0.4%
            Giant Manufacturing Co., Ltd.            2,328,000            4,501,050
            Premier Image Technology Corp.                   3                    4
            -----------------------------------------------------------------------
            Total Common Stocks in Taiwan                                 4,501,054
===================================================================================
Thailand--0.5%
            Hotels, Restaurants & Leisure--0.5%
            Oishi Group PCL                          8,277,100            6,207,825
            -----------------------------------------------------------------------
            Total Common Stocks in Thailand                               6,207,825
            -----------------------------------------------------------------------
            Total Common Stocks
            in the Pacific Basin--25.1%                                 307,432,275
            -----------------------------------------------------------------------
            Total Common Stocks
            (Cost--$947,730,432)--96.4%                               1,182,431,195
===================================================================================

===================================================================================
                           Warrants (f)
===================================================================================
Hong Kong--0.0%
            Food Products--0.0%
            Global Bio-Chem Technology Group
              Co. Ltd.(expires 5/31/2007)              113,250                  278
            -----------------------------------------------------------------------
            Total Warrants (Cost--$0)--0.0%                                     278
===================================================================================

===================================================================================
                           Rights
===================================================================================
India--0.1%
            Specialty Retail--0.1%
            Pantaloon Retail India Ltd. (g)             59,290            1,557,005
            -----------------------------------------------------------------------
            Total Rights (Cost--$0)--0.1%                                 1,557,005
===================================================================================

===================================================================================
                           Short-Term                     Face
                           Securities                   Amount
===================================================================================
            U.S. Government
            Obligations**--1.3%
            U.S. Treasury Bills (h):
                3.50% due 1/05/2006                 $1,359,000            1,358,758
                3.86% due 2/02/2006                  6,058,000            6,038,542
                3.845% due 3/02/2006                 8,583,000            8,529,536
                                                                     --------------
                                                                         15,926,836
===================================================================================

                                                    Beneficial
                                                      Interest
===================================================================================
            Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I (b)              $28,800,282           28,800,282
            Merrill Lynch Liquidity Series, LLC
              Money Market Series (b)(c)            87,428,376           87,428,376
            -----------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$132,150,809)--10.8%                                 132,155,494
===================================================================================
            Total Investments
            (Cost--$1,079,881,241*)--107.3%                           1,316,143,972

            Liabilities in Excess of Other
            Assets--(7.3%)                                              (89,755,083)
                                                                     --------------
            Net Assets--100.0%                                       $1,226,388,889
                                                                     ==============


14      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................      $1,086,371,783
                                                                 ==============
      Gross unrealized appreciation .......................      $  257,266,108
      Gross unrealized depreciation .......................         (27,493,919)
                                                                 --------------
      Net unrealized appreciation .........................      $  229,772,189
                                                                 ==============

** Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                          $(29,358,115)      $650,544
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                          $(44,351,835)      $250,650
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Depositary receipts.
(e)   Security, or a portion of security, is on loan.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   The rights may be exercised until 2/22/2006.
(h) All or a portion of securities held as collateral in connection with security loans.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o     Short sales entered into as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Shares                         Issue                               Value
      --------------------------------------------------------------------------
        80,000           Frontline Ltd.                               $3,048,182
        96,000           Yellow Roadway Corp.                          4,282,560
      --------------------------------------------------------------------------
      Total (Proceeds--$8,608,580)                                    $7,330,742
      ==========================================================================

o Forward foreign exchange contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                       Settlement              Unrealized
      Purchased                                 Date                Depreciation
      --------------------------------------------------------------------------
      CHF   2,158                           January 2006                $    (4)
      EUR 121,649                           January 2006                 (1,068)
      GBP 258,346                           January 2006                   (328)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$590,069)                                        $(1,400)
                                                                        =======

o Forward foreign exchange contracts sold as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign Currency                       Settlement            Appreciation
      Sold                                      Date              (Depreciation)
      --------------------------------------------------------------------------
      GBP    1,132,354                      January 2006                 $8,986
      JPY   28,027,914                      January 2006                   (334)
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$2,190,248)                                       $8,652
                                                                         ======

o     Currency Abbreviations

      CHF       Swiss Franc
      EUR       Euro Dollar
      GBP       British Pound
      JPY       Japanese Yen

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     15

Statement of Assets and Liabilities

As of December 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (including securities
               loaned of $84,047,824) (identified cost--$963,652,583) ......................                        $ 1,199,915,314
              Investments in affiliated securities, at value (identified cost--$116,228,658)                            116,228,658
              Unrealized appreciation on forward foreign exchange contracts--net ...........                                  8,986
              Foreign cash (cost--$2,576,636) ..............................................                              2,575,463
              Receivables:
                 Securities sold ...........................................................    $     5,936,419
                 Capital shares sold .......................................................          2,949,669
                 Dividends .................................................................          1,173,701
                 Securities lending ........................................................             31,721          10,091,510
                                                                                                ---------------
              Prepaid expenses and other assets ............................................                                 78,763
                                                                                                                    ---------------
              Total assets .................................................................                          1,328,898,694
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
              Collateral on securities loaned, at value ....................................                             87,428,376
              Unrealized depreciation on forward foreign exchange contracts--net ...........                                  1,734
              Common stocks sold short, at market value (proceeds--$8,608,580) .............                              7,330,742
              Deferred foreign capital gain tax ............................................                                195,344
              Payables:
                 Capital shares redeemed ...................................................          3,604,118
                 Securities purchased ......................................................          1,729,357
                 Investment adviser ........................................................            791,771
                 Other affiliates ..........................................................            618,178
                 Distributor ...............................................................            495,202           7,238,626
                                                                                                ---------------
              Accrued expenses and other liabilities .......................................                                314,983
                                                                                                                    ---------------
              Total liabilities ............................................................                            102,509,805
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Net assets ...................................................................                        $ 1,226,388,889
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
              Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..........                        $     1,049,088
              Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..........                                642,790
              Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..........                              1,634,663
              Class I Common Stock, $.10 par value, 100,000,000 shares authorized ..........                              1,662,278
              Class R Common Stock, $.10 par value, 100,000,000 shares authorized ..........                                 74,792
              Paid-in capital in excess of par .............................................                            954,208,627
              Accumulated investment loss--net .............................................    $    (6,432,025)
              Undistributed realized capital gains--net ....................................         36,212,368
              Unrealized appreciation--net .................................................        237,336,308
                                                                                                ---------------
              Total accumulated earnings--net ..............................................                            267,116,651
                                                                                                                    ---------------
              Net Assets ...................................................................                        $ 1,226,388,889
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
              Class A--Based on net assets of $258,084,964 and 10,490,882 shares outstanding                        $         24.60
                                                                                                                    ===============
              Class B--Based on net assets of $153,613,338 and 6,427,899 shares outstanding                         $         23.90
                                                                                                                    ===============
              Class C--Based on net assets of $383,912,527 and 16,346,628 shares outstanding                        $         23.49
                                                                                                                    ===============
              Class I--Based on net assets of $412,836,098 and 16,622,781 shares outstanding                        $         24.84
                                                                                                                    ===============
              Class R--Based on net assets of $17,941,962 and 747,919 shares outstanding ...                        $         23.99
                                                                                                                    ===============

      See Notes to Financial Statements.


16      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Statement of Operations

For the Six Months Ended December 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
              Dividends (net of $495,262 foreign withholding tax) ..........................                        $     6,190,728
              Interest (including $650,544 from affiliates) ................................                              1,013,262
              Securities lending--net ......................................................                                250,650
                                                                                                                    ---------------
              Total income .................................................................                              7,454,640
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
              Investment advisory fees .....................................................    $     5,021,112
              Account maintenance and distribution fees--Class C ...........................          1,802,784
              Account maintenance and distribution fees--Class B ...........................            773,462
              Transfer agent fees--Class C .................................................            411,179
              Transfer agent fees--Class I .................................................            395,193
              Account maintenance fees--Class A ............................................            299,063
              Dividends on securities sold short ...........................................            296,000
              Custodian fees ...............................................................            280,101
              Transfer agent fees--Class A .................................................            231,288
              Accounting services ..........................................................            195,259
              Transfer agent fees--Class B .................................................            171,979
              Security loan fees ...........................................................            171,082
              Printing and shareholder reports .............................................             71,499
              Registration fees ............................................................             53,875
              Professional fees ............................................................             37,701
              Account maintenance and distribution fees--Class R ...........................             36,771
              Directors' fees and expenses .................................................             21,363
              Transfer agent fees--Class R .................................................             14,407
              Pricing fees .................................................................              7,958
              Other ........................................................................             27,752
                                                                                                ---------------
              Total expenses ...............................................................                             10,319,828
                                                                                                                    ---------------
              Investment loss--net .........................................................                             (2,865,188)
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
              Realized gain (loss) on:
                 Investments--net ..........................................................        111,215,408
                 Short sales--net ..........................................................         (2,136,162)
                 Foreign currency transactions--net ........................................         (1,193,364)        107,885,882
                                                                                                ---------------
              Change in unrealized appreciation/depreciation on:
                 Investments--(net of $195,344 deferred foreign capital gain tax)--net .....         32,165,922
                 Short sales--net ..........................................................            689,528
                 Foreign currency transactions--net ........................................             38,026          32,893,476
                                                                                                -----------------------------------
              Total realized and unrealized gain--net ......................................                            140,779,358
                                                                                                                    ---------------
              Net Increase in Net Assets Resulting from Operations .........................                        $   137,914,170
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     17

Statements of Changes in Net Assets

                                                                                                  For the Six           For the
                                                                                                  Months Ended         Year Ended
                                                                                                  December 31,          June 30,
Increase (Decrease) in Net Assets:                                                                    2005                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
              Investment income (loss)--net ................................................    $    (2,865,188)    $     1,421,589
              Realized gain--net ...........................................................        107,885,882          17,419,482
              Change in unrealized appreciation/depreciation--net ..........................         32,893,476         110,973,912
                                                                                                -----------------------------------
              Net increase in net assets resulting from operations .........................        137,914,170         129,814,983
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
              Investment income--net:
                 Class A ...................................................................                 --            (476,260)
                 Class B ...................................................................                 --                  --
                 Class C ...................................................................                 --              (7,146)
                 Class I ...................................................................           (489,024)         (1,313,144)
                 Class R ...................................................................                 --             (11,524)
              Realized gain--net:
                 Class A ...................................................................        (16,364,670)                 --
                 Class B ...................................................................         (9,624,897)                 --
                 Class C ...................................................................        (24,193,497)                 --
                 Class I ...................................................................        (26,778,245)                 --
                 Class R ...................................................................         (1,111,350)                 --
                                                                                                -----------------------------------
              Net decrease in net assets resulting from dividends and distributions
               to shareholders .............................................................        (78,561,683)         (1,808,074)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
              Net increase in net assets derived from capital share transactions ...........         25,757,566         160,781,117
                                                                                                -----------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
              Redemption fees ..............................................................              4,480               8,640
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Total increase in net assets .................................................         85,114,533         288,796,666
              Beginning of period ..........................................................      1,141,274,356         852,477,690
                                                                                                ===================================
              End of period* ...............................................................    $ 1,226,388,889     $ 1,141,274,356
                                                                                                ===================================
                 * Accumulated (distributions in excess of) investment income (loss)--net ..    $    (6,432,025)    $    (3,077,813)
                                                                                                ===================================

      See Notes to Financial Statements.


18      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Financial Highlights

                                                                                               Class A
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended                     For the Year Ended June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005            2005             2004           2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...  $  23.39         $  20.59         $  16.70       $  16.44     $  18.23
                                                            ----------------------------------------------------------------------
                  Investment income (loss)--net** ........      (.03)             .09              .10            .01          .02
                  Realized and unrealized gain (loss)--net      2.90***          2.77***          3.98            .25        (1.45)
                                                            ----------------------------------------------------------------------
                  Total from investment operations .......      2.87             2.86             4.08            .26        (1.43)
                                                            ----------------------------------------------------------------------
                  Less dividends and distributions from:
                     Investment income--net ..............        --             (.06)            (.19)            --         (.34)
                     Realized gain--net ..................     (1.66)              --               --             --         (.02)
                                                            ----------------------------------------------------------------------
                  Total dividends and distributions ......     (1.66)            (.06)            (.19)            --         (.36)
                                                            ----------------------------------------------------------------------
                  Net asset value, end of period .........  $  24.60         $  23.39         $  20.59       $  16.70     $  16.44
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....     12.40%+          13.96%           24.60%          1.58%       (7.98%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................      1.49%++          1.42%            1.45%          1.58%        1.51%
                                                            ======================================================================
                  Investment income (loss)--net ..........      (.23%)++          .39%             .48%           .06%         .12%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)  $258,085         $218,687         $160,373       $ 97,517     $ 69,345
                                                            ======================================================================
                  Portfolio turnover .....................     45.44%           97.00%          181.20%        156.26%      138.22%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Aggregate total investment return.
++    Annualized.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     19

                                                                                               Class B
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended                    For the Year Ended June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.         2005             2005             2004           2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...  $  22.76         $  20.12         $  16.30       $  16.17     $  17.93
                                                            ----------------------------------------------------------------------
                  Investment loss--net** .................      (.12)            (.09)            (.06)          (.11)        (.12)
                  Realized and unrealized gain (loss)--net      2.82***          2.73***          3.90            .24        (1.42)
                                                            ----------------------------------------------------------------------
                  Total from investment operations .......      2.70             2.64             3.84            .13        (1.54)
                                                            ----------------------------------------------------------------------
                  Less dividends and distributions from:
                     Investment income--net ..............        --               --             (.02)            --         (.20)
                     Realized gain--net ..................     (1.56)              --               --             --         (.02)
                                                            ----------------------------------------------------------------------
                  Total dividends and distributions ......     (1.56)              --             (.02)            --         (.22)
                                                            ----------------------------------------------------------------------
                  Net asset value, end of period .........  $  23.90         $  22.76         $  20.12       $  16.30     $  16.17
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....     11.99%+          13.12%           23.55%           .80%       (8.70%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................      2.27%++          2.21%            2.23%          2.36%        2.29%
                                                            ======================================================================
                  Investment loss--net ...................     (1.00%)++         (.40%)           (.33%)         (.79%)       (.71%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)  $153,613         $152,598         $149,575       $102,822     $125,895
                                                            ======================================================================
                  Portfolio turnover .....................     45.44%           97.00%          181.20%        156.26%      138.22%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Aggregate total investment return.
++    Annualized.

      See Notes to Financial Statements.


20      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

                                                                                               Class C
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended                    For the Year Ended June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005            2005             2004           2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...  $  22.40         $  19.81         $  16.07       $  15.94     $  17.72
                                                            ----------------------------------------------------------------------
                  Investment loss--net** .................      (.12)            (.08)            (.05)          (.11)        (.09)
                  Realized and unrealized gain (loss)--net      2.78***          2.67***          3.83            .24        (1.43)
                                                            ----------------------------------------------------------------------
                  Total from investment operations .......      2.66             2.59             3.78            .13        (1.52)
                                                            ----------------------------------------------------------------------
                  Less dividends and distributions from:
                     Investment income--net ..............        --               --+++          (.04)            --         (.24)
                     Realized gain--net ..................     (1.57)              --               --             --         (.02)
                                                            ----------------------------------------------------------------------
                  Total dividends and distributions ......     (1.57)              --+++          (.04)            --         (.26)
                                                            ----------------------------------------------------------------------
                  Net asset value, end of period .........  $  23.49         $  22.40         $  19.81       $  16.07     $  15.94
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....     12.00%+          13.08%           23.57%           .82%       (8.71%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................      2.28%++          2.21%            2.23%          2.37%        2.30%
                                                            ======================================================================
                  Investment loss--net ...................     (1.01%)++         (.40%)           (.27%)         (.75%)       (.57%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)  $383,913         $331,059         $218,841       $ 88,698     $ 73,731
                                                            ======================================================================
                  Portfolio turnover .....................     45.44%           97.00%          181.20%        156.26%      138.22%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Aggregate total investment return.
++    Annualized.
+++   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     21

                                                                                               Class I
                                                            ----------------------------------------------------------------------
                                                            For the Six
                                                            Months Ended                    For the Year Ended June 30,
The following per share data and ratios have been derived   December 31,     -----------------------------------------------------
from information provided in the financial statements.          2005            2005             2004           2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...  $  23.62         $  20.77         $  16.85       $  16.55     $  18.33
                                                            ----------------------------------------------------------------------
                  Investment income--net** ...............        --+++           .14              .16            .04          .07
                  Realized and unrealized gain (loss)--net      2.94***          2.79***          4.01            .26        (1.46)
                                                            ----------------------------------------------------------------------
                  Total from investment operations .......      2.94             2.93             4.17            .30        (1.39)
                                                            ----------------------------------------------------------------------
                  Less dividends and distributions from:
                     Investment income--net ..............      (.03)            (.08)            (.25)            --         (.37)
                     Realized gain--net ..................     (1.69)              --               --             --         (.02)
                                                            ----------------------------------------------------------------------
                  Total dividends and distributions ......     (1.72)            (.08)            (.25)            --         (.39)
                                                            ----------------------------------------------------------------------
                  Net asset value, end of period .........  $  24.84         $  23.62         $  20.77       $  16.85     $  16.55
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....     12.59%+          14.23%           24.92%          1.81%       (7.73%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................      1.24%++          1.17%            1.19%          1.32%        1.26%
                                                            ======================================================================
                  Investment income--net .................       .02%++           .63%             .81%           .28%         .40%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)  $412,836         $426,718         $319,509       $110,848     $ 94,018
                                                            ======================================================================
                  Portfolio turnover .....................     45.44%           97.00%          181.20%        156.26%      138.22%
                                                            ======================================================================

* Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Aggregate total investment return.
++    Annualized.
+++   Amount is less than $.01 per share.

      See Notes to Financial Statements.


22      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Financial Highlights (concluded)

                                                                                                Class R
                                                                   -----------------------------------------------------------------
                                                                     For the                                             For the
                                                                    Six Months             For the Year Ended            Period
                                                                      Ended                     June 30,              Feb. 4, 2003+
The following per share data and ratios have been derived          December 31,        --------------------------      to June 30,
from information provided in the financial statements.                 2005              2005              2004           2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period .........    $  22.85           $  20.16          $  16.42       $  13.47
                                                                    ----------------------------------------------------------------
                  Investment income (loss)--net** ..............        (.06)               .04               .16            .10
                  Realized and unrealized gain--net ............        2.84***            2.70***           3.82           2.85
                                                                    ----------------------------------------------------------------
                  Total from investment operations .............        2.78               2.74              3.98           2.95
                                                                    ----------------------------------------------------------------
                  Less dividends and distributions from:
                     Investment income--net ....................          --               (.05)             (.24)            --
                     Realized gain--net ........................       (1.64)                --                --             --
                                                                    ----------------------------------------------------------------
                  Total dividends and distributions ............       (1.64)              (.05)             (.24)            --
                                                                    ----------------------------------------------------------------
                  Net asset value, end of period ...............    $  23.99           $  22.85          $  20.16       $  16.42
                                                                    ================================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ...........       12.29%@            13.67%            24.42%         21.90%@
                                                                    ================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                  Expenses .....................................        1.75%*             1.65%             1.63%          1.83%*
                                                                    ================================================================
                  Investment income (loss)--net ................        (.50%)*             .19%              .83%           .46%*
                                                                    ================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) .....    $ 17,942           $ 12,212          $  4,179             --++
                                                                    ================================================================
                  Portfolio turnover ...........................       45.44%             97.00%           181.20%        156.26%
                                                                    ================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     23

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans and investment programs. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.


(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's


24      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     25

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account         Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ......................................      .25%                --
Class B ......................................      .25%               .75%
Class C ......................................      .25%               .75%
Class R ......................................      .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 21,941              $293,692
Class I ............................              $  1,204              $ 26,108
--------------------------------------------------------------------------------


26      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $109,978 and $31,398 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $12,285,237 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended December 31, 2005, MLIM, LLC received $106,601 in securities lending agent fees.

In addition, MLPF&S received $115,420 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Fund reimbursed MLIM $11,824 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $513,593,418 and $551,565,235, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $25,757,566 and $160,781,117 for the six months ended December 31, 2005 and the year ended June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,357,282       $ 33,469,901
Automatic conversion of shares ...........           343,638          8,510,874
Shares issued to shareholders in
  reinvestment of distributions ..........           581,355         14,136,148
                                                -------------------------------
Total issued .............................         2,282,275         56,116,923
Shares redeemed ..........................        (1,142,180)       (28,231,122)
                                                -------------------------------
Net increase .............................         1,140,095       $ 27,885,801
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,426,113       $ 75,502,055
Automatic conversion of shares ...........           475,967         10,413,998
Shares issued to shareholders in
  reinvestment of dividends ..............            21,909            410,154
                                                -------------------------------
Total issued .............................         3,923,989         86,326,207
Shares redeemed ..........................        (2,363,945)       (51,812,824)
                                                -------------------------------
Net increase .............................         1,560,044       $ 34,513,383
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           503,947       $ 12,081,638
Shares issued to shareholders in
  reinvestment of distributions ..........           368,820          8,717,276
                                                -------------------------------
Total issued .............................           872,767         20,798,914
                                                -------------------------------
Automatic conversion of shares ...........          (353,971)        (8,510,874)
Shares redeemed ..........................          (795,712)       (19,097,352)
                                                -------------------------------
Total redeemed ...........................        (1,149,683)       (27,608,226)
                                                ===============================
Net decrease .............................          (276,916)      $ (6,809,312)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,623,901       $ 34,383,731
                                                -------------------------------
Automatic conversion of shares ...........          (487,355)       (10,413,998)
Shares redeemed ..........................        (1,864,049)       (40,034,972)
                                                -------------------------------
Total redeemed ...........................        (2,351,404)       (50,448,970)
                                                -------------------------------
Net decrease .............................          (727,503)      $(16,065,239)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,478,538       $ 58,511,539
Shares issued to shareholders in
  reinvestment of distributions ..........           947,546         22,011,374
                                                -------------------------------
Total issued .............................         3,426,084         80,522,913
Shares redeemed ..........................        (1,858,555)       (43,939,157)
                                                -------------------------------
Net increase .............................         1,567,529       $ 36,583,756
                                                ===============================


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     27

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         6,666,051       $139,571,048
Shares issued to shareholders in
  reinvestment of dividends ..............               359              6,488
                                                -------------------------------
Total issued .............................         6,666,410        139,577,536
Shares redeemed ..........................        (2,934,875)       (62,218,305)
                                                -------------------------------
Net increase .............................         3,731,535       $ 77,359,231
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,916,972       $ 47,754,802
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           970,456         23,831,646
                                                -------------------------------
Total issued .............................         2,887,428         71,586,448
Shares redeemed ..........................        (4,329,126)      (108,637,372)
                                                -------------------------------
Net decrease .............................        (1,441,698)      $(37,050,924)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         7,342,343       $161,251,740
Shares issued to shareholders in
  reinvestment of dividends ..............            55,477          1,046,844
                                                -------------------------------
Total issued .............................         7,397,820        162,298,584
Shares redeemed ..........................        (4,719,238)      (104,517,317)
                                                -------------------------------
Net increase .............................         2,678,582       $ 57,781,267
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           283,212       $  6,849,657
Shares issued to shareholders in
  reinvestment of distributions ..........            46,873          1,111,184
                                                -------------------------------
Total issued .............................           330,085          7,960,841
Shares redeemed ..........................          (116,594)        (2,812,596)
                                                -------------------------------
Net increase .............................           213,491       $  5,148,245
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           461,862       $ 10,160,439
Shares issued to shareholders in
  reinvestment of dividends ..............               629             11,524
                                                -------------------------------
Total issued .............................           462,491         10,171,963
Shares redeemed ..........................          (135,380)        (2,979,488)
                                                -------------------------------
Net increase .............................           327,111       $  7,192,475
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within thirty days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At December 31, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with approximate value of $162,000.


28      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     29

Disclosure of Investment Advisory Agreement (concluded)

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the second quintile for each of the one- and five-year periods and in the third quintile for the three-year period. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Coyle and Mr. Balaraman each has over five years experience in analyzing and investing in equity securities; moreover, the Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and has added staff focused on risk management. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as offshore. The Board noted that the fees charged to offshore funds exceeded those being charged to the Fund. The Fund's contractual management fee rate and actual management fee rate, as well as its total expenses, were below the median fees and expenses charged by comparable funds as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio are acceptable when compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that while the Fund's assets had increased during the past fiscal year, the management fees and expense rations continued to be below the median. The Board expects to continue to seek information relating to economies of scale, and to consider whether breakpoints are necessary to reflect economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


30      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Murali Balaraman, Vice President and Co-Portfolio Manager
John Coyle, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        DECEMBER 31, 2005     31

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #18177 -- 12/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global SmallCap Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: February 21, 2006